UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 08, 2007

                       CHINA RECYCLING ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                      000-12536                  90-0093373
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                         Services-Business Services, NEC
    0000721693                     [7389]                          06628887
(Central Index Key)         (Standard Industrial                (Film Number.)
                                Classification)


                               429 Guangdong Road
                                 Shanghai 200001
                           People's Republic of China
          (Address of principal executive offices, including zip code)

                                (86-21) 6336-8686
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 08, 2007, the Board of Directors of China Recycling Energy Corporation ("Registrant") approves and makes effective a TRT Project Joint-Operation
Agreement ("Joint-Operation Agreement", please see Exhibit 10.1) which is conditionally entered on February 01, 2007 between Shanghai TCH Data Technology Co., Ltd. ("TCH") and Xi'an Yingfeng Science and Technology Co., Ltd.("Yingfeng"). TCH is a wholly owned sub-subsidiary of Registrant. Yingfeng is a Chinese company that is located in Xi'an, Shaanxi Province, China, and is engaging in the business of designing, selling, installing, and operating top gas recovery turbine system ("TRT") and other renewable energy products. Its primary customers are steel mills and companies. TRT is an electricity generating system that utilizes the exhaust pressure and heat produced in the blast furnace of steel mill to generate electricity.

Under the Joint-Operation Agreement, TCH and Yingfeng will jointly pursue a top gas recovery turbine project ("Project") which is to design, construct, install and operate a TRT system in Xingtai Iron and Steel Company, Ltd. ("Xingtai"). This project was originally initiated by a Contract to Design and Construct TRT System ("Project Contract" Please see Exhibit 10.2) entered by Yingfeng and Xingtai on September 26, 2006. Due to Yingfeng's lack of capital in pursuing this Project alone, Yingfeng sought TCH's cooperation. After intensive and substantial inquiry and assessment, TCH agreed to pursue this project with Yingfeng in the joint-operation mode.

Under the terms of the Joint-Operation Agreement, TCH provides various forms of investments and properties into the Project including cash, hardware, software, equipments, major components and devices. In return, TCH becomes entitled to all the rights, titles, benefits and interests that Yingfeng originally had under the Project Contract, including but not limited to the cash payment made by Xingtai on regular basis and other property rights and interests.

Yingfeng remains liable for providing all the manpower, expertise and skills to design, construct, install, maintain and operate the TRT system under the terms of the Project Contract and also takes responsibility to manage the properties that TCH possesses in this Project. As for consideration, TCH will make monthly payment of 30,000 RMB Yuan (approximately US $ 3,900) to Yingfeng as compensation for their effort in managing TCH's properties.

Prior to the approval by the Board of Registrant, TCH and Yingfeng have taken several preliminary actions in preparation for the full pursuit of the Project, including selecting and purchasing necessary components and software for TRT system, organizing and training the technician team for the Project and developing the construction and installation plan for the TRT system.


Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.    Description
--------------------------------------------------------------------------------

 10.1      TRT Project Joint-Operation Agreement between TCH and Yingfeng.

 10.2     Contract  to Design and  Construct  TRT System  between  Yingfeng  and
          Xingtai

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              China Recycling Energy Corporation

Date: April 08, 2007

                                                              /s/Guohua Ku
                                                              ------------
                                                                 Guohua Ku
                                                          President and Chairman



                                  EXHIBIT INDEX

Exhibit No.    Description
--------------------------------------------------------------------------------

  10.1    TRT Project Joint-Operation Agreement between TCH and Yingfeng.

  10.2    Contract  to Design and  Construct  TRT System  between  Yingfeng  and
          Xingtai